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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 26, 2005

Crown Media Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30700	84-1524410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6430 S. Fiddlers Green Circle, Suite 225
Greenwood Village, Colorado 80111
(Address of principal executive offices)

(303) 220-7990
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

        On April 26, 2005, Crown Media Holdings, Inc. (the "Company") announced the completion of the sale of its international business pursuant to a Purchase and Sale Agreement ("Purchase Agreement"), dated as of February 23, 2005, by and among CM Intermediary, LLC ("CM Intermediary"), a wholly-owned subsidiary of the Company, Bagbridge Limited ("Bagbridge") and, solely with respect to Section 10.14 of the Purchase Agreement, the Company, and an Asset Purchase and Sale Agreement (the "Asset Purchase Agreement" and, together with the Purchase Agreement, the "Transaction Agreements"), dated as of February 23, 2005, by and among Crown Media Distribution, LLC ("CM Distribution"), Bagbridge and, solely with respect to Section 10.14 of the Asset Purchase Agreement, the Company. The obligations of each of CM Intermediary and CM Distribution are supported by a guarantee by the Company. Other than in respect of or as contemplated by the Transaction Agreements, there are no material relationships between the Company and its affiliates, on the one hand, and Bagbridge and its affiliates, on the other hand.

        Pursuant to the Purchase Agreement, the Company sold the outstanding capital stock of the two operating subsidiaries of the Company's international business, Crown Media International, LLC and Crown Entertainment Limited, for $62 million, subject to a purchase price adjustment relating working capital changes, and pursuant to the Asset Purchase Agreement, the Company sold certain international rights to a library of theatrical films, made for television movies, specials, mini-series, series and other television programming for $180 million, subject to purchase price adjustments relating to receivables acquired and working capital changes.

        The Purchase Agreement and Asset Purchase Agreement are attached to the Company's Current Report on Form 8-K, dated as of February 23, 2005, as Exhibits 2.1 and 2.2, respectively, and are hereby incorporated herein by reference. The description of the Transaction Agreements contained herein is qualified in its entirety by reference to such agreements. The press release issued by the Company on April 26, 2005 is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)
Exhibits.

99.1
Press release, dated April 26, 2005.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

CROWN MEDIA HOLDINGS, INC.
By:	/s/ WILLIAM J. ALIBER Name: William J. Aliber Title: Executive Vice President and Chief Financial Officer

Date: April 27, 2005

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated April 26, 2005.

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  Item 2.01. Completion of Acquisition or Disposition of Assets.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX